Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A

Supplement, dated August 16, 2013, to
the Consultant Protector Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company of New York.

We have received notice that, subject to a shareholder vote, the following funds are expected to be reorganized on or about August 16, 2013 (“the Conversion Date”):

Merging Fund	Acquiring Fund
MFS High Income Series — Initial Class	MFS High Yield Portfolio — Initial Class

Due to these reorganizations, on the Conversion Date, the corresponding sub-account to each Merging Fund (“Merging Sub-Account”) will no longer be offered as an investment alternative and we will no longer accept new premiums for investment in or permit transfers to any Merging Sub-Account.  In addition, sub-accounts corresponding to each Acquiring Fund (each, an “Acquiring Sub-Account”) will be added to your Policy.

As the Merging Sub-Accounts will no longer be offered as investment options, you may wish to transfer, prior to the Conversion Date, some or all of your Policy Value in the Merging Sub-Accounts to the other investment options currently offered by your Policy.  These transfers are not subject to a transfer fee. Any value remaining in a Merging Sub-Account will be transferred automatically, as of the Conversion Date, to the applicable Acquiring Sub-Account.

If you currently allocate Policy Value to a Merging Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment options currently available under your Policy, any allocations to a Merging Sub-Account will be automatically allocated, as of the Conversion Date, to the applicable Acquiring Sub-Account.

We will send you a confirmation that shows the amount that is transferred to the Acquiring Sub-Account or to the investment option that you chose and the date of the transaction.  For additional information on how to transfer to another investment option, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-822-8773.

Please keep this supplement for future reference together with your prospectus.